August 20, 2004

DREYFUS BALANCED FUND, INC.

Supplement to Prospectus dated January 1, 2004

At a meeting of the Board of Directors of Dreyfus Balanced Fund, Inc. (the "Fund"), held on August 19, 2004, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") with respect to the Fund and Dreyfus Premier Manager Funds II (the "Trust"), on behalf of Dreyfus Premier Balanced Opportunity Fund (the "Acquiring Fund"). The Plan provides for the transfer of the Fund's assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, the distribution of those Acquiring Fund shares to Fund shareholders and the subsequent termination of the Fund (the "Reorganization"). The Board of the Trust will be asked to consider the Plan at a Board meeting to be held in September 2004.

It is currently contemplated that holders of Fund shares as of September 24, 2004 (the "Record Date") will be asked to approve the Plan on behalf of the Fund at a special meeting of shareholders to be held on or about December 1, 2004. If the Plan is approved, the Reorganization will become effective on or about December 17, 2004.

A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to Fund shareholders as of the Record Date. The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-554-4611.